                                                                   Exhibit 10.23


                      -----------------------------------------

                                ASSIGNMENT OF LEASES

                        ARLINGTON SQUARE LIMITED PARTNERSHIP,
                           a Virginia limited partnership
                                     (Assignor)

                                         and

                        METROPOLITAN LIFE INSURANCE COMPANY,
                               a New York corporation
                                     (Assignee)

                      ------------------------------------------

                      Dated:            As of November 25, 1998

                      Location:         4401 N. Fairfax Drive

                      Description:      Parcel A, Arlington
                                        Square, Deed Book 2210,
                                        Page 994
                      County:           Arlington
                      State:            Virginia

                      ------------------------------------------
                      PREPARED BY AND AFTER RECORDING AND
                      RETURN TO:

                      Mayer, Brown & Platt
                      2000 Pennsylvania Avenue, N.W., Suite 6500
                      Washington, D.C. 20006
                      Attention: Keith J. Willner, Esq.

                                    RPC No.: 14017016



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                             ASSIGNMENT OF LEASES

                                 DEFINED TERMS

-------------------------------------------------------------------------------
EXECUTION DATE: As of November 25, 1998
-------------------------------------------------------------------------------
LOAN: A first deed of trust loan in an amount of $21,500,000.00 from Assignee to Assignor
------------------------------------------------------------------------------
ASSIGNOR & ADDRESS:          Arlington Square Limited Partnership,
                             a Virginia limited partnership
                             c/o The Washington Corporation
                             4650 East-West Highway, Suite 251
                             Bethesda, Maryland 20814
                             Attention: William N. Demas
-------------------------------------------------------------------------------
ASSIGNEE & ADDRESS:          Metropolitan Life Insurance Company,
                             a New York corporation
                             200 Park Avenue, 12th Floor
                             New York, New York 10166
                             Attention: Senior Vice-President
                                        Real Estate Investments

          and:               Metropolitan Life Insurance Company
                             One Madison Avenue
                             New York, New York 10010-3690
                             Attention:  Vice-President and Investment Counsel
                                         Real Estate Investments
-------------------------------------------------------------------------------
NOTE: Promissory Note executed by Assignor in favor of Assignee in the amount of the Loan dated as of the Execution Date, together with all extensions, renewals, modifications, restatements and amendments thereof.
-------------------------------------------------------------------------------
DEED OF TRUST: Deed of Trust, Security Agreement and Fixture Filing dated as of the Execution Date, executed by Assignor to secure repayment of the Note, together with all extensions, renewals, modifications, restatements and amendments thereof. The Deed of Trust will be recorded in the records of the County in which the Property (defined below) is located.

         THIS ASSIGNMENT OF LEASES (this "Agreement") is entered into by Assignor as of the Execution Date in favor of Assignee and affects the Land described in EXHIBIT A attached to this Agreement. Capitalized terms which are not defined in this Agreement shall have the respective meanings set forth in the Deed of Trust.

                                    RECITALS

         A. Assignee has loaned or will loan to Assignor the Loan which is evidenced by the Note. The payment of the Note is secured by the Deed of Trust which encumbers Assignor's interest in the real property described in EXHIBIT A attached to this Agreement (the "LAND" and Assignor's interest in the improvements and personal property and equipment situated on the Land (the "IMPROVEMENTS"; collectively with the Land, the "PROPERTY"); and

          B. Assignor desires to absolutely, presently and unconditionally assign to Assignee all of its right, title and interest in and to (i) all leases which now exist that affect the Property, (ii) all leases entered into after the date of this Agreement, (iii) all lease extensions, modifications, amendments, expansions and renewals of the leases described in (i) and (ii), and (iv) all guarantees of tenants' obligations and extensions, modifications, amendments and renewals of any guarantees of any of the leases. The documents described in this RECITAL B are collectively referred to as the "LEASES".

          NOW THEREFORE, in consideration of the Recitals and for good and valuable consideration, Assignor agrees with Assignee and its successors and assigns as follows:

          1. PAYMENT OF NOTE. Assignor desires to secure (a) the timely payment of the principal of and interest on the Note and all other indebtedness secured by the Deed of Trust; and (b) the full compliance with the terms, conditions, covenants and agreements contained in the Note, the Deed of Trust and the other documents executed by Assignor in connection with the Loan.

          2. PRESENT AND ABSOLUTE ASSIGNMENT OF LEASES. Assignor absolutely, presently and unconditionally grants, assigns and transfers to Assignee all of Assignor's right, title and interest in and to the Leases. This grant includes without limitation: (a) all rent payable under the Leases; (b) all tenant security deposits held by Assignor pursuant to the Leases; (c) all additional rent payable under the Leases; (d) all proceeds of insurance payable to Assignor under the Leases and all awards and payments on account of any taking or condemnation; and (e) all claims, damages and other amounts payable to Assignor in the event of a default under or termination of any of the Leases, including without limitation all of Assignor's claims to the payment of damages arising from any rejection by a tenant of any Lease under the Bankruptcy Code as amended from time to time. All of the items referred to in this SECTION 2 are collectively referred to in this Agreement as the "INCOME".

          3. NO CANCELLATION OR MODIFICATION OF LEASES. Assignor covenants and agrees that it shall not, without the express written consent of Assignee,
(a) enter into or extend any Lease unless the Lease complies with the Leasing Guidelines which are attached to the Deed of Trust as EXHIBIT B or (b) cancel or terminate any Leases (except in the case of a default) unless Assignor has entered into new Leases covering all of the premises of the Leases being terminated or surrendered, or (c) modify or amend any Leases in any material way or reduce the rent or additional rent, or (d) consent to an assignment of the tenant's interest or to a subletting of any Lease unless the tenant remains liable under the Lease following the assignment or subletting, or (e) accept payment of advance rents or security deposits in an amount in excess of one month's rent, or (f) enter into any Leases that contain any option to purchase the Property.

          If any of these acts described in this SECTION 3 are done without the consent of Assignee, at the option of Assignee, they shall be of no force or effect and shall constitute a breach of the terms of this Agreement and of the Deed of Trust.

         4. SPECIFIC COVENANTS OF ASSIGNOR. Assignor covenants and agrees:

                  (a) To perform fully all material obligations, duties, and agreements of landlord under the Leases.

                  (b) To deposit all security deposits delivered by tenants in connection with the Leases in accordance with applicable law;

                  (c) At Assignor's sole cost and expense, to appear in and defend any action or proceeding arising under the Leases or which is connected with the obligations, duties or liabilities of landlord, tenant or any guarantor and to pay all costs and expenses of Assignee, including reasonable attorneys' fees, in any action or proceeding in which Assignee may appear;

                  (d) If Assignor fails to make any payment or to do any acts required by this Agreement, then Assignee may in its sole discretion and without notice to Assignor perform Assignor's obligations under the Leases as Assignee may deem necessary, at Assignor's cost and expense. These acts may include without limitation appearing in and defending any proceeding connected with the Leases, including without limitation any proceedings of any tenants under the Bankruptcy Code. No action by Assignee shall release Assignor from its obligation under this Agreement. Assignor irrevocably appoints Assignee its true and lawful attorney to exercise it rights under this Agreement, which appointment is coupled with an interest and with full power of substitution;

                  (e) To pay immediately upon demand all sums expended by Assignee under this Agreement, together with interest at the Default Rate (as defined in the Note), if any. These expenditures shall be secured by the Deed of Trust;

                  (f) If a petition under the Bankruptcy Code shall be filed by or against Assignor and Assignor, as landlord, shall determine to reject any lease pursuant to Bankruptcy Code Section 365(a), then Assignee shall have the right, but not the obligation, to demand that Assignor assume and assign the lease to Assignee; and

                  (g) Assignee's rights under this Agreement may be exercised either independently of or concurrently with any other right in this Agreement, the Deed of Trust or in any other document securing the Note. No action taken by Assignee under this Agreement shall cure or waive any default nor affect any notice under the Deed of Trust.

         5. LEASING OF PROPERTY. Assignor covenants and agrees to use all reasonable efforts to keep the Property leased at fair market rental and, upon demand, to confirm in writing the assignment to Assignee of all subsequent Leases of the Property upon the terms set forth in this Agreement. Notwithstanding the preceding sentence, the terms and provisions of this Agreement shall apply automatically to any Leases entered into after the Execution Date.

         6. REPRESENTATIONS AND WARRANTIES. Assignor makes the following representations and warranties in connection with the Leases:

                  (a) There are no leases or occupancy agreements affecting the Property except the leases and amendments listed on EXHIBIT B hereto and Assignor has delivered to Assignee true, correct and complete copies of all leases, including amendments (collectively, "EXISTING LEASES" and all guaranties and amendments of guaranties given in connection with the Existing Leases (the "GUARANTIES").

                  (b) All Existing Leases and Guaranties are in full force and effect without any oral or written modification except as set forth in writing in the copies delivered to Assignee.

                  (c) There are no defaults by Assignor under the Existing Leases and Guaranties and, to the best knowledge of Assignor, there are no defaults by any tenants under the Existing Leases or any guarantors under the Guaranties. The Existing Leases and the Guaranties are in full force and effect.

                  (d) To the best knowledge of Assignor, none of the tenants now occupying 10% or more of the Property or having a current lease affecting 10% or more of the Property is the subject of any bankruptcy, reorganization or insolvency proceeding or any other debtor-creditor proceeding.

                  (e) Except only for rent and additional rent for the current month, Assignor has not accepted under any of the Leases any payment of advance rent, additional rent or security deposit in an amount that is more than one month's rent and additional rent.

                  (f) Assignor has deposited all security deposits, if any, delivered in connection with the Existing Leases in accordance with applicable law.

                  (g) No tenant under any Existing Lease has asserted any defense, set-off or counterclaim with respect to its tenancy or its obligations under its lease, and no such defense, set-off or counterclaim exists.

                  (h) There are no unfulfilled landlord obligations due to tenants for tenant improvements, moving expenses or rental concessions or other matters, and all credits required to be paid or contributed by Assignor under the Existing Leases have been paid or contributed in full; provided that amounts described in Section 6(g) of the lease with the United States of America described more fully on EXHIBIT B hereto are, at the tenant's request, being held by Allied Capital Commercial Corporation for the benefit of the tenant in lieu of delivering such amounts directly to tenant.

                  (i) None of the Leases, Income or Rents and Profits have been assigned, pledged, hypothecated or otherwise encumbered or transferred by Assignor except to the extent provided in the Loan Documents.

                  (j) Assignor has not done any act which might prevent Assignee from exercising its rights under this Agreement.

         7. LICENSE TO COLLECT MONIES UNTIL DEFAULT BY ASSIGNOR. So long as no Event of Default (as defined in the Deed of Trust) exists and so long as there is no default by Assignor under this Agreement or under any of the Leases (all of the foregoing are collectively referred to as a "DEFAULT"), Assignor shall have a license to receive and use all Income. Upon the occurrence of a Default, whether or not legal proceedings have commenced, and without regard to waste, adequacy of security for the Secured Indebtedness or solvency of Assignor, the license herein granted shall automatically expire and terminate, without notice by Assignee (any such notice being hereby expressly waived by Assignor). Assignee shall thereupon and thereafter have all right, power and authority to exercise and enforce any and all of its rights and remedies as provided herein, under any of the other Loan Documents or by law or in equity. Such rights and remedies shall expressly include the right to exercise and enjoy, in Assignee's sole and absolute discretion, all of the rights, powers and benefits under the Leases assigned to Assignee hereunder, it being understood and agreed that Assignee shall not be liable, and Assignor shall at all times remain solely liable, to the tenants to perform any and all duties or obligations owing to such tenants under the Leases, unless Assignee shall elect, in its sole and absolute discretion, to undertake such duties or obligations.

         8. ENTRY BY ASSIGNEE AND RECEIVER. Assignee is authorized either in person or by agent, with or without bringing any action or proceeding or having a receiver appointed by a court, (a) to enter upon, take possession of, manage and operate the Property and collect the Income, and (b) to make, enforce, modify, and accept the surrender of the Leases. Assignee is authorized to take these actions either with or without taking possession of the Property. In connection with this entry, Assignor authorizes Assignee to perform all acts necessary for the operation and maintenance of the Property. Assignee may sue for or otherwise collect all Income, including those past due and unpaid, and apply the Income, less costs and expenses of operation and collection, including reasonable attorneys' fees, to the indebtedness secured by the Deed of Trust in such order as Assignee may determine. Assignee's exercise of its rights under this SECTION 8 shall not be deemed to cure or waive any Default.

         9. INDEMNIFICATION. Assignor shall indemnify Assignee against and hold it harmless from any and all liability, claims, loss or damage which it may incur under the Leases or under this Agreement.

         10. MORTGAGEE IN POSSESSION. To the fullest extent permitted by law, neither the assignment of Income to Assignee nor the exercise by Assignee of any of its rights or remedies under this Agreement, including without limitation, the entering into possession or the appointment of a receiver shall be deemed to make Assignee a "mortgagee-in-possession" or otherwise liable with respect to the Property. Although Assignee has the right to do so, it shall not be obligated to perform any obligation under the Leases by reason of this Agreement. To the fullest extent permitted by law, neither this Agreement nor any action or inaction on the part of Assignee shall constitute an assumption on the part of Assignee of any obligation or liability under any of the Leases.

          11. RECONVEYANCE AND TERMINATION. Upon the payment in full of the Loan, as evidenced by the recording of an instrument of full reconveyance of the Deed of Trust, this Agreement shall be void and of no effect.

          12. TENANTS ENTITLED TO RELY ON ASSIGNEE'S REQUESTS. Assignor irrevocably authorizes and directs the tenants and their successors, upon receipt of any written request of Assignee stating that a Default exists, to pay to Assignee the Income due and to become due under the Leases. Assignor agrees that the tenants shall have the right to rely upon any such statement without any obligation to inquire as to whether a Default actually exists and regardless of any claim of Assignor to the contrary. Assignor agrees that it shall have no claim against the tenants for any Income paid by the tenants to Assignee. Upon the curing of all Defaults, Assignee shall give written notice to the tenants to recommence paying the rents to Assignor.

         13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of Assignor and shall inure to the benefit of and be enforceable by Assignee, its successors and assigns and any trustee appointed for the benefit of the holder of the Note. If more than one person, corporation, partnership or other entity shall execute this Agreement, then the obligations of the parties executing the Agreement shall be joint and several.

          14. EXCULPATION. The provisions of Section 9.01 of the Deed of Trust are incorporated herein by this reference to the fullest extent as if the text of such section were set forth in its entirety herein.

          15. NOTICES. All notices pursuant to this Agreement shall be given in accordance with the Notice provision of the Deed of Trust, which is incorporated into this Agreement by this reference.

          16. GOVERNING LAW. This Agreement and the rights and obligations of the parties under this Agreement shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State in which the Property is located, without regard to conflict of laws principles.

          17. MISCELLANEOUS. This Agreement may be modified, amended, waived, or terminated only by an instrument in writing signed by the party against which enforcement of such modification, amendment, waiver, or termination is sought. No failure or delay in exercising any of these rights shall constitute a waiver of any Default. Assignor, at its expense, will execute all documents and take all action that Assignee from time to time may reasonably request to preserve and protect the rights provided under this Agreement. The headings in this Agreement are for convenience of reference only and shall not expand, limit or otherwise affect the meanings of the provisions. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one document.

              [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Assignment of Leases is executed under seal as of the Execution Date.

WITNESS:


                                    ARLINGTON SQUARE LIMITED PARTNERSHIP,
                                    a Virginia limited partnership

                                    By: Arlington Square, Inc.,
                                        a Virginia,corporation
                                        its general partner


Briscilla D Okay                    By:     /s/ William N. Demas    [Seal]
----------------                        ---------------------------
                                              William N. Demas
                                              President

STATE OF District of          )
         ------------         )
                              )         ss.
COUNTY OF Columbia            )
         ------------         )

On the 24th day of November in the year 1998 before me, the undersigned, a notary public in and for said state, personally appeared William N. Demas, President of Arlington Square, Inc., the general partner of Arlington Square Limited Partnership, who is personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same on behalf of and in his capacity as President of said corporation, the general partner of said partnership.


                                                       /s/ VERONICA JENKINS
                                                    --------------------------


My commission expires: ____________________


                      VERONICA JENKINS
              NOTARY PUBLIC, DISTRICT OF COLUMBIA
              MY COMMISSION EXPIRES APRIL 30, 2003

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF THE LAND

         Parcel A, ARLINGTON SQUARE, as duly dedicated, platted, and recorded in Deed Book 2210, page 994, among the land records of Arlington County, Virginia.

                                    EXHIBIT B

                                  LIST OF LEASES

1. Lease dated June 22, 1998 between Assignor and the United States of America, as amended by Supplemental Lease Agreement dated October 20, 1998.

2. Lease dated September 16, 1998 between Assignor and the Department of the Interior U.S. Fish and Wildlife Service.